UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2005


                              Lincoln Park Bancorp
                              ---------------------
             (Exact name of registrant as specified in its charter)

           Federal                    000-51078                  61-1479859
-----------------------------    ---------------------       -------------------
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)

31 Boonton Turnpike, Lincoln Park, New Jersey                      07035
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (973) 694-0330
                                                     --------------

                                 Not Applicable
              ------------------------------------ ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition
                  ---------------------------------------------

         On August 1, 2005, Lincoln Park Bancorp issued a press release relating to its earnings for the quarter ended June 30, 2005. The press release is attached as Exhibit 99.1 to this report.

         This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)      Financial statements of businesses acquired. Not Applicable.

(b)      Pro forma financial information. Not Applicable.

(c)      Exhibits.

         The following exhibit is attached as part of this report:

         Exhibit 99.1         Press Release of Lincoln Park Bancorp dated
                              August 1, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                LINCOLN PARK BANCORP


DATE:  August 1, 2005                       By: /s/ Donald S. Hom
                                                --------------------------------
                                                Donald S. Hom
                                                President and Chief Executive
                                                Officer

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit 99.1         Press Release of Lincoln Park Bancorp dated
                              August 1, 2005